                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                January 10, 2003


                             CEDAR INCOME FUND, LTD.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



  Maryland                            0-14510                   42-1241468
--------------------------------------------------------------------------------
(State or other                     (Commission               (IRS Employer
 Jurisdiction of                    File Number)            Identification No.)
 Incorporation)


44 South Bayles Avenue, Port Washington, New York                      11050
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code               (516) 767-6492



________________________________________________________________________________
(Former name or former address, if changed since last report)


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its current Report on Form 8-K dated February 6, 2003, as filed with the Securities and Exchange Commission on February 21, 2003, as set forth in the pages attached hereto.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              Acquisition Property

              Report of Independent Auditors

              Statement of Revenues and Expenses

              Notes to Statements of Revenues and Certain Expenses

              Unaudited Pro Forma Consolidated Financial Statements

                       Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002

                       Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2002

                       Notes to Pro Forma Financial Statements

              Exhibits.

                       None

                                                    Independent Auditor's Report
                                                    ----------------------------


To the Board of Directors and Stockholders
Cedar Income Fund, Ltd.

We have audited the accompanying statement of revenue and certain expenses of Fairview Plaza for the year ended December 31, 2002. This financial statement is the responsibility of the Fairview Plaza's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Income Fund, Ltd., and is not intended to be a complete presentation of the Fairview Plaza's revenue and expenses.

In our opinion, the financial statement referred to above, presents fairly, in all material respects, the revenue and certain expenses of Fairview Plaza, as described in Note 2, for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.



Joseph L. Gil, CPA, PC
Port Washington, New York
March 17, 2003

                                 FAIRVIEW PLAZA

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 2002



REVENUE:

Base rents                                $   793,900
Tenant reimbursements                          99,038
Other income                                    4,974
                                          -----------

TOTAL REVENUE                                 897,912
                                          -----------

CERTAIN EXPENSES:

Real estate taxes                              40,878
General, administrative
  And overhead                                 88,132
Utilities                                      13,119
Leasing commission                              3,451
Insurance                                       9,768
                                          -----------

TOTAL CERTAIN EXPENSES                        155,348
                                          -----------

REVENUE IN EXCESS OF CERTAIN EXPENSES     $   742,564
                                          ===========
















See Accompanying Notes to Financial Statements

                                 FAIRVIEW PLAZA
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2002



1. Background

Presented herein is the statement of revenue and certain expenses related to the operation of a multi-tenant shopping center, owned and operated by Fairview Plaza Associates, LP (the "Partnership"). The shopping center is located in Fairview Township, Pennsylvania and has approximately 5 tenants. The shopping center has an aggregate net rentable area of approximately 69,579 square feet, of which 97% was leased as of December 31, 2002.


2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation, amortization, and general and administrative expenses not directly related to the future operations. The accompanying statement was prepared on the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

The shopping center is being leased to tenants under operating leases. Rental revenue is recognized on a straight-line basis over the terms of the leases. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $29,169 for the year ended December 31, 2002.

                                 FAIRVIEW PLAZA
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2002



3. Future Minimum Lease Payments

The Partnership leases retail space under various non-cancelable operating leases that expire on the various dates through July 2016. The lease agreements typically provide for specific monthly payments plus reimbursements for certain operating costs.

A summary of minimum future lease rentals due to the Partnership on non-cancelable operating leases in place as of December 31, 2002, is as follows:

                  For the year ended December 31,
                  -------------------------------

                  2003                         $   782,116
                  2004                             759,445
                  2005                             725,735
                  2006                             702,430
                  2007                             674,601
                  2008 & thereafter              6,513,175
                                               -----------
                                               $10,157,502
                                               ===========

The preceding future minimum rentals do not include charges for reimbursement of operating costs. Operating cost reimbursements aggregated $99,038.

4. Significant Tenants

Approximately 83% of the current period's rental income was derived from one (1) tenant whose lease expires July 2017.

                                                    Independent Auditor's Report
                                                    ----------------------------


To the Board of Directors and Stockholders
Cedar Income Fund, Ltd.

We have audited the accompanying statement of revenue and certain expenses of Halifax Plaza for the year ended December 31, 2002. This financial statement is the responsibility of the Halifax Plaza's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Income Fund, Ltd., and is not intended to be a complete presentation of Halifax Plaza's revenue and expenses.

In our opinion, the financial statement referred to above, presents fairly, in all material respects, the revenue and certain expenses of Halifax Plaza, as described in Note 2, for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.



Joseph L. Gil, CPA, PC
Port Washington, New York
March 17, 2003

                                  HALIFAX PLAZA

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 2002



REVENUE:

Base rents                                $   577,145
Tenant reimbursements                         157,497
Other income                                       16
                                          -----------

TOTAL REVENUE                                 734,658
                                          -----------

CERTAIN EXPENSES:

Real estate taxes                              57,282
General, administrative
  And overhead                                105,192
Utilities                                      19,943
Leasing commission                              4,785
Insurance                                      11,066
                                          -----------

TOTAL CERTAIN EXPENSES                        198,268
                                          -----------

REVENUE IN EXCESS OF CERTAIN EXPENSES     $   536,390
                                          ===========













See Accompanying Notes to Financial Statements

                                  HALIFAX PLAZA
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2002



1. Background

Presented herein is the statement of revenue and certain expenses related to the operation of a multi-tenant shopping center, owned and operated by Halifax Plaza Associates, LP (the "Partnership"). The shopping center is located in Halifax Township, Pennsylvania and has approximately 9 tenants. The shopping center has an aggregate net rentable area of approximately 54,150 square feet, of which 100% was leased as of December 31, 2002.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation, amortization, and general and administrative expenses not directly related to the future operations. The accompanying statement was prepared on the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

The shopping center is being leased to tenants under operating leases. Rental revenue is recognized on a straight-line basis over the terms of the leases. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $27,853 for the year ended December 31, 2002.

                                  HALIFAX PLAZA
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2002


3. Future Minimum Lease Payments

The Partnership leases retail space under various non-cancelable operating leases that expire on the various dates through October 2018. The lease agreements typically provide for specific monthly payments plus reimbursements for certain operating costs.

A summary of minimum future lease rentals due to the Partnership on non-cancelable operating leases in place as of December 31, 2002, is as follows:

                  For the year ended December 31,
                  -------------------------------

                  2003                      $  540,167
                  2004                         515,237
                  2005                         433,637
                  2006                         424,902
                  2007                         419,730
                  2008 and thereafter        4,181,050
                                            ----------
                                            $6,514,723
                                            ==========

The preceding future minimum rentals do not include charges for reimbursement of operating costs. Operating cost reimbursements aggregated $157,497.

4. Significant Tenants

Approximately 54% of the current period's rental income was derived from two (2) tenants whose leases expire between November 2008 and November 2018.

                                                    Independent Auditor's Report
                                                    ----------------------------


To the Board of Directors and Stockholders
Cedar Income Fund, Ltd.

We have audited the accompanying statement of revenue and certain expenses of Newport Plaza for the year ended December 31, 2002. This financial statement is the responsibility of the Newport Plaza's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Income Fund, Ltd., and is not intended to be a complete presentation of the Newport Plaza's revenue and expenses.

In our opinion, the financial statement referred to above, presents fairly, in all material respects, the revenue and certain expenses of Newport Plaza, as described in Note 2, for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.



Joseph L. Gil, CPA, PC
Port Washington, New York
March 17, 2003

                                  NEWPORT PLAZA

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 2002



REVENUE:

Base rents                                $   578,347
Tenant reimbursements                         174,383
Other income                                       16
                                          -----------

TOTAL REVENUE                                 752,746
                                          -----------

CERTAIN EXPENSES:

Real estate taxes                              60,328
General, administrative
  And overhead                                 70,092
Utilities                                      67,881
Insurance                                       9,265
                                          -----------

TOTAL CERTAIN EXPENSES                        207,566
                                          -----------

REVENUE IN EXCESS OF CERTAIN EXPENSES     $   545,180
                                          ===========
















See Accompanying Notes to Financial Statements

                                  NEWPORT PLAZA
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2002



1. Background

Presented herein is the statement of revenue and certain expenses related to the operation of a multi-tenant shopping center, owned and operated by Newport Plaza Associates, LP (the "Partnership"). The shopping center is located in Howe Township, Pennsylvania and has approximately 9 tenants. The shopping center has an aggregate net rentable area of approximately 66,789 square feet, of which 100% was leased as of December 31, 2002.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation, amortization, and general and administrative expenses not directly related to the future operations. The accompanying statement was prepared on the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

The shopping center is being leased to tenants under operating leases. Rental revenue is recognized on a straight-line basis over the terms of the leases. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $101,001 for the year ended December 31, 2002.

                                  NEWPORT PLAZA
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2002


3. Future Minimum Lease Payments

The Partnership leases retail space under various non-cancelable operating leases that expire on the various dates through April 2023. The lease agreements typically provide for specific monthly payments plus reimbursements for certain operating costs.

A summary of minimum future lease rentals due to the Partnership on non-cancelable operating leases in place as of December 31, 2002, is as follows:

                  For the year ended December 31,
                  -------------------------------

                  2003                             $  479,654
                  2004                                506,711
                  2005                                521,433
                  2006                                465,579
                  2007                                431,902
                  2008 & thereafter                 5,633,837
                                                   ----------
                                                   $8,039,116
                                                   ==========

The preceding future minimum rentals do not include charges for reimbursement of operating costs. Operating cost reimbursements aggregated $174,383.

4. Significant Tenants

Approximately 67% of the current period's rental income was derived from two (2) tenants whose leases expire between May 2015 and April 2023.

                             Cedar Income Fund, Ltd.
                   Pro Forma Condensed Combined Balance Sheet
                             As of December 31, 2002
                             -----------------------

The following unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the Company had acquired the 30% general partner interest in Fairview Plaza Associates, L.P. ("Fairview"), Halifax Plaza Associates, L.P. ("Halifax") and Newport Plaza Associates, L.P. ("Newport") on December 31, 2002. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with the Pro Forma Condensed Combined Statement of Operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the twelve months ended December 31, 2002. The Pro Forma Condensed Combined Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the 30% interest in Fairview, Halifax and Newport on December 31, 2002, nor does it purport to represent the future financial position of the Company.

                                                   Cedar Income                                                        Pro Forma
                                                    Fund, Ltd.   Fairview Plaza   Halifax Plaza    Newport Plaza      December 31,
                                                  Historical (a) Acquisition (b) Acquisition (c)  Acquisition (d)         2002
                                                  -------------  --------------- ---------------  ---------------     ------------
Assets
  Real estate, net                                 $121,238,000     $8,405,000      $5,577,000       $6,489,000       $141,709,000

  Cash and cash equivalents                           3,827,000       (541,000)        (15,000)          50,000          3,321,000
  Cash at joint ventures and restricted cash          2,883,000              -               -                -          2,883,000
  Property deposits                                     344,000       (100,000)        (50,000)        (100,000)            94,000
  Real estate tax deposits                              627,000         21,000               -                -            648,000
  Rents and other receivables, net                      304,000              -               -                -            304,000
  Prepaid expenses, net                                 496,000          8,000          17,000            6,000            527,000
  Deferred rental income                                432,000              -               -                -            432,000
  Deferred charges, net                               2,987,000        (27,000)         67,000           81,000          3,108,000
                                                   ------------     ----------      ----------       ----------       ------------
Total Assets                                       $133,138,000     $7,766,000      $5,596,000       $6,526,000       $153,026,000
                                                   ============     ==========      ==========       ==========       ============

Liabilities and Shareholders' Equity
Liabilities
  Mortgage loans payable                            $93,537,000     $6,080,000      $4,265,000       $5,424,000       $109,306,000
  Loans payable                                       7,464,000              -               -                -          7,464,000
  Accounts payable and accrued expenses               7,765,000        144,000          97,000           89,000          8,095,000
                                                   ------------     ----------      ----------       ----------       ------------
Total Liabilities                                   108,766,000      6,224,000       4,362,000        5,513,000        124,865,000
                                                   ------------     ----------      ----------       ----------       ------------

  Minority interests                                 10,238,000      1,520,000       1,220,000        1,000,000         13,978,000
  Limited partner's interest                          7,889,000              -               -                -          7,889,000
  Series A preferred 9% convertible,
  redeemable Operating Partnership Units              3,000,000              -               -                -          3,000,000
Shareholders' Equity
  Common stock                                            7,000              -               -                -              7,000
  Accumulated other comprehensive loss                  (65,000)             -               -                -            (65,000)
  Additional paid in capital                          3,303,000         22,000          14,000           13,000          3,352,000
                                                   ------------     ----------      ----------       ----------       ------------
Total Shareholders' Equity                            3,245,000         22,000          14,000           13,000          3,294,000
                                                   ------------     ----------      ----------       ----------       ------------
Total Liabilities and Shareholders' Equity         $133,138,000     $7,766,000      $5,596,000       $6,526,000       $153,026,000
                                                   ============     ==========      ==========       ==========       ============
Total Shareholders' Equity in the Company
and limited partner's (equity) interest in
Operating Partnership and minority interest        $ 24,372,000     $1,542,000      $1,234,000       $1,013,000        $28,161,000
                                                   ============     ==========      ==========       ==========       ============





            See accompanying Notes to Pro Forma Financial Statements

                             Cedar Income Fund, Ltd.
                   Pro Forma Combined Statement of Operations
                  For the twelve months ended December 31, 2002
                  ---------------------------------------------

The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company had acquired the 30% general partner interest in the Fairview Plaza Associates, L.P. ("Fairview"), Halifax Plaza Associates, L.P. ("Halifax") and Newport Plaza Associates, L.P. ("Newport") as of January 1, 2002, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the twelve months ended December 31, 2002. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the 30% interest in Fairview, Halifax and Newport as of January 1, 2002, nor does it purport to represent the operations of the Company for future periods.

                                  Cedar Income
                                    Fund, Ltd.     Completed      Fairview Plaza   Halifax Plaza     Newport Plaza     Pro Forma
                                 Historical (e) Transactions (f)  Acquisition (g)  Acquisition (h)  Acquisition (i) Adjustments (j)
                                 -------------  ---------------   ---------------  ---------------  --------------- ---------------
Revenues
 Rents                             $12,964,000     $5,742,000        $ 898,000        $735,000         $ 753,000      $   149,000
 Interest                               25,000              -                -               -                 -                -
                                   -----------     ----------        ---------        --------         ---------      -----------
Total Revenues                      12,989,000      5,742,000          898,000         735,000           753,000          149,000
                                   -----------     ----------        ---------        --------         ---------      -----------

Expenses
 Operating, maintenance &
 management                          2,313,000      2,285,000           26,000          36,000            70,000                -
 Real estate taxes                   1,527,000        543,000           41,000          57,000            60,000                -
 General and administrative          2,005,000        303,000           88,000         105,000            77,000          154,000
 Depreciation and amortization       2,546,000        666,000                -               -                 -          492,000
 Interest                            5,523,000      2,066,000                -               -                 -          958,000
                                   -----------     ----------        ---------        --------         ---------      -----------
Total Expenses                      13,914,000      5,863,000          155,000         198,000           207,000        1,604,000
                                   -----------     ----------        ---------        --------         ---------      -----------
Operating (loss) income               (925,000)      (121,000)         743,000         537,000           546,000       (1,455,000)

 Minority interests                   (159,000)       (44,000)        (520,000)       (376,000)         (382,000)         911,000
 Limited partner's interest            806,000         83,000         (159,000)       (115,000)         (116,000)         387,000
 Loss on sale of properties            (49,000)        49,000                -               -                 -                -
                                   -----------     ----------        ---------        --------         ---------      -----------
Net (loss) income before
extraordinary items                   (327,000)       (33,000)          64,000          46,000            48,000         (157,000)
 Early extinguishment of debt
 (net of limited partner's
 share of $346,000)                   (141,000)             -                -               -                 -                -
                                   -----------     ----------        ---------        --------         ---------      -----------
Net (loss) income                    ($468,000)      ($33,000)       $  64,000        $ 46,000         $  48,000        ($157,000)
                                   ===========     ==========        =========        ========         =========      ===========

Basic and diluted net (loss)
 per share                              ($0.67)
                                   -----------     ----------        ---------        --------         ---------      -----------
Average number of shares
 outstanding                           694,000              -                -               -                 -           10,000
                                   ===========     ==========        =========        ========         =========      ===========

                               [RESTUBBED TABLE]

                                     Pro Forma for
                                     the year ended
                                    December 31, 2002
                                    -----------------
Revenues
 Rents                                 $21,241,000
 Interest                                   25,000
                                       -----------
Total Revenues                          21,266,000
                                       -----------

Expenses
 Operating, maintenance &
 management                              4,730,000
 Real estate taxes                       2,228,000
 General and administrative              2,732,000
 Depreciation and amortization           3,704,000
 Interest                                8,547,000
                                       -----------
Total Expenses                          21,941,000
                                       -----------
Operating (loss) income                   (675,000)

 Minority interests                       (570,000)
 Limited partner's interest                886,000
 Loss on sale of properties                      -
                                       -----------
Net (loss) income before
extraordinary items                       (359,000)
 Early extinguishment of debt
 (net of limited partner's
 share of $346,000)                       (141,000)
                                       -----------
Net (loss) income                        ($500,000)
                                       ===========

Basic and diluted net (loss)
 per share                                  ($0.71)
                                       -----------
Average number of shares
 outstanding                               704,000
                                       ===========

             See accompanying Notes to Pro Forma Financial Statement

                     Notes to Pro Forma Financial Statements
                     ---------------------------------------


Pro Forma Condensed Combined Balance Sheet at December 31, 2002
---------------------------------------------------------------

a. Reflects the Company's historical balance sheet as of December 31, 2002, as previously filed.
b. Reflects the acquisition of Fairview Plaza for approximately $8.4 million. The Company intends to account for the acquisition of Fairview Plaza in accordance with SFAS 141 and 142. The Company is currently in the process of analyzing the fair value of our in-place leases; consequently, no value has yet been assigned to the leases.
c. Reflects the acquisition of Halifax Plaza for approximately $5.6 million. The Company intends to account for the acquisition of Fairview Plaza in accordance with SFAS 141 and 142. The Company is currently in the process of analyzing the fair value of our in-place leases; consequently, no value has yet been assigned to the leases.
d. Reflects the acquisition of Newport Plaza for approximately $6.5 million. The Company intends to account for the acquisition of Fairview Plaza in accordance with SFAS 141 and 142. The Company is currently in the process of analyzing the fair value of our in-place leases; consequently, no value has yet been assigned to the leases.


Pro Forma Condensed Combined Statements of Operations for the year ended
------------------------------------------------------------------------
December 31, 2002
-----------------

e. Reflects the Company's historical operations for the year ended December 31, 2002, as previously filed.
f. Reflects the income statement effect of the sale of Southpoint Parkway Center as of January 1, 2002, the acquisition of Loyal Plaza, Red Lion and Camp Hill Mall for the period January 1, 2002 through their dates of acquisition, and the refinancing of The Point mortgage for the year ended December 31, 2002.
g.       Reflects the operations of Fairview Plaza for the year ended December
         31, 2002.
h.       Reflects the operations of Halifax Plaza for the year ended December
         31, 2002.
i.       Reflects the operations of Newport Plaza for the year ended December
         31, 2002.
j. Reflects the increase in interest, depreciation, amortization and administrative expenses associated with the acquisition of Fairview Plaza, Halifax Plaza and Newport Plaza, and the increased rents from the exercise of the option to purchase the Giant store at Halifax Plaza for $1.49 million for the year ended December 31, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CEDAR INCOME FUND, LTD.


                                             By: /s/ Leo S. Ullman
                                                --------------------------------
                                                    Leo S. Ullman
                                                    Chairman



                                             By: /s/ Thomas J. O'Keeffe
                                                --------------------------------
                                                    Thomas J. O'Keeffe
                                                    Chief Financial Officer



         Dated: April 17, 2003